UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): 8/17/2006

Owens Corning

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 1-3660

DE	34-4323452
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

One Owens Corning Parkway, Toledo, OH 43659

(Address of Principal Executive Offices, Including Zip Code)

419-248-8000

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 8.01. Other Events.

Plan Supplement Documents

As previously disclosed, on October 5, 2000, Owens Corning and certain of its United States subsidiaries (collectively, the “Debtors”) filed voluntary petitions with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under Chapter 11 of the United States Bankruptcy Code.

Also as previously disclosed, on July 10, 2006, the Debtors, together with the Official Committee of Asbestos Claimants and the Legal Representative for the class of future asbestos claimants (collectively, the “Proponents”), filed with the Bankruptcy Court (i) a Sixth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors And Debtors-In-Possession (as Modified) (the “Revised Sixth Amended Plan”) and (ii) a Disclosure Statement with Respect to Sixth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors And Debtors-In-Possession (as Modified) (the “Revised Disclosure Statement”).

On August 17, 2006, the Proponents filed with the Bankruptcy Court certain Modifications dated August 17, 2006, to the Sixth Amended Joint Plan Of Reorganization For Owens Corning and Its Affiliated Debtors and Debtors-in-Possession (as Modified) (the “Plan Modifications”) along with certain exhibits and schedules to the Revised Sixth Amended Plan. A conformed copy of the Revised Sixth Amended Plan, incorporating the Plan Modifications and including all schedules and exhibits (the “Conformed Plan”), is being filed as Exhibit 2 to this Current Report on Form 8-K and is incorporated by reference herein.

The Conformed Plan includes the following schedules and exhibits:

•	Schedule I: Schedule of Subsidiary Debtors;

•	Schedule II: Schedule of Non-Debtor Subsidiaries;

•	Schedule III: Schedule of Persons against Whom Claims are Not Released under the Plan;

•	Schedule IV: Schedule of Executory Contracts and Unexpired Leases Not Assumed;

•	Schedule V: Noted as Intentionally Omitted;

•	Schedule VI: Schedule of Purchasers and Transferees Treated as Protected Parties;

•	Schedule VII: Schedule of Insurance Companies Who Are Protected Parties;

•	Schedule VIII: Schedule of FB Persons and OC Persons;

•	Schedule IX: Schedule of Interested Parties;

•	Schedule X: Schedule of Protected Parties;

•	Schedule XI: List of Insurance Policies to Be Rejected to the Extent Executory Contracts;

•	Schedule XII: Schedule of Estimates;

•	Schedule XIII: Schedule of Material Rights of Action Expressly Released;

•	Schedule XIV: Schedule of Avoidance Actions Expressly Not Released;

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•	Schedule XV: Noted as Intentionally Omitted;

•	Schedule XVI: Schedule of OCD Insurance Policies Which Are OC Asbestos Personal Injury Liability Insurance Assets;

•	Schedule XVII: Schedule of Non-Indemnified Parties and Actions;

•	Schedule XVIII: Schedule of Terms of Tail Insurance;

•	Schedule XIX: Initial Reorganized OCD Board of Directors;

•	Schedule XX: Restructuring Transactions;

•	Exhibit A: Form of Amended and Restated Certificate of Incorporation of Reorganized OCD;

•	Exhibit B: Form of Amended and Restated Bylaws of Reorganized OCD;

•	Exhibit C: Noted as Intentionally Omitted;

•	Exhibit D: Form of Asbestos Personal Injury Trust Agreement;

•	Exhibit D-1: Form of Asbestos Personal Injury Trust Distribution Procedures;

•	Exhibit E: Noted as Intentionally Omitted;

•	Exhibit F: Management and Director Arrangements and Employee Arrangements Including Summary of Incentive Compensation Program;

•	Exhibit G: Principal Terms and Conditions of the Senior Notes;

•	Exhibit H: Principal Terms and Conditions of the New OCD Common Stock;

•	Exhibit I: Noted as Intentionally Omitted;

•	Exhibit J: Collar Agreements;

•	Exhibit K: Noted as Intentionally Omitted;

•	Exhibit L: Form of Class A11 Warrants;

•	Exhibit M: Form of Class A12-A Warrants;

•	Exhibit N: Forms of Contingent Note and Trust Promissory Note;

•	Exhibit O: Equity Commitment Agreement;

•	Exhibit P-1: Investor Registration Rights Agreement;

•	Exhibit P-2: Trust Registration Rights Agreement; and

•	Exhibit Q: Principal Terms and Conditions of the Trust Stock Pledge.

On August 17, 2006, the Proponents also filed an addendum to the Estimated Claim Summaries contained in Appendix E-1 to the Revised Disclosure Statement (the “Disclosure Statement Addendum”). A copy of the Disclosure Statement Addendum is being filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein.

Recent Claims

In recent filings in the Bankruptcy Court, WCI Communities, Inc. (“WCI”), a residential home builder, has alleged that it entered into two post-petition agreements with Exterior Systems, Inc., a Debtor subsidiary of Owens Corning (“Exterior”), whereby Exterior was responsible for installing windows at a residential development consisting of approximately 980 residential units being constructed by WCI in Palm Beach Gardens, Florida (the “Project”). WCI has further alleged that Exterior breached the agreements and that, as of such date, it has incurred costs and expenses of at least $2,349,551 and anticipates incurring additional costs and expenses of at least $1,142,680 to address existing complaints from WCI customers involving approximately 26 of the residential units in the Project. WCI has also asserted unliquidated administrative expense claims related to the remaining residential units in the Project. The claims asserted by WCI are set forth in further detail in the Disclosure Statement Addendum filed as Exhibit 99 to this Current Report on Form 8-K.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2	Conformed copy of the Sixth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors And Debtors-In-Possession (as Modified), dated as of July 10, 2006, incorporating those certain modifications and additional schedules and exhibits filed with the Bankruptcy Court on August 17, 2006

99	Addendum to Appendix E-1 to Disclosure Statement With Respect To Sixth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors and Debtors-In-Possession (as Modified), filed with the Bankruptcy Court on August 17, 2006

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Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Owens Corning

Date: August 23, 2006	By:	/s/ Stephen K. Krull
Stephen K. Krull
Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description
2	Conformed copy of the Sixth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors And Debtors-In-Possession (as Modified), dated as of July 10, 2006, incorporating those certain modifications and additional schedules and exhibits filed with the Bankruptcy Court on August 17, 2006

99	Addendum to Appendix E-1 to Disclosure Statement With Respect To Sixth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors and Debtors-In-Possession (as Modified), filed with the Bankruptcy Court on August 17, 2006

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